WMG ACQUISITION CORP.

Issuer

LAVA RECORDS LLC

And

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Trustee

THIRD SUPPLEMENTAL INDENTURE

Dated as of September 28, 2005

TO

INDENTURE

Dated as of April 8, 2004

as amended by the

First Supplemental Indenture

Dated as of November 16, 2004

as further amended by the

Second Supplemental Indenture

Dated as of May 17, 2005

U.S. Dollar-denominated 7 3/8% Senior Subordinated Notes due 2014

Sterling-denominated 8 1/8% Senior Subordinated Notes due 2014

This THIRD SUPPLEMENTAL INDENTURE is dated as of this 28th day of September, 2005 (the “Third Supplemental Indenture”), among WMG ACQUISITION CORP., a Delaware corporation (the “Company”), LAVA RECORDS LLC (the “Subsidiary Guarantor”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as indenture trustee (the “Trustee”).

WHEREAS, the Company, the guarantors parties thereto and the Trustee entered into an Indenture dated as of April 8, 2004, as amended by the First Supplemental Indenture dated as of November 16, 2004 among the Company, the Trustee, WEA Urban LLC and WEA Rock LLC, as further amended by the Second Supplemental Indenture, dated as of May 17, 2005, among the Company, the Trustee, NonZero, LLC (since renamed Cordless Recordings LLC) and The Biz, LLC (collectively, the “Indenture”), for the benefit of each other and for the equal and ratable benefit of the Holders of the U.S. Dollar-denominated 7 3/8% Senior Subordinated Notes due 2014 and the Sterling-denominated 8 1/8% Senior Subordinated Notes due 2014 (the “Notes”). Capitalized terms used herein without definition have the meanings ascribed to such terms in the Indenture.

WHEREAS, Section 4.16 of the Indenture requires the Company to cause certain Restricted Subsidiaries to execute and deliver a supplemental indenture to the Indenture providing for issuance by such Restricted Subsidiary of a Subsidiary Guarantee of payment of the Notes.

WHEREAS, the foregoing amendment is permitted under Section 9.01(6) of the Indenture.

WHEREAS, the Company and the Subsidiary Guarantor desires and has requested the Trustee to join with it in the execution and delivery of this Third Supplemental Indenture,

NOW, THEREFORE, in consideration of the addition of the Subsidiary Guarantor named below as Subsidiary Guarantor hereunder, the Company and the Subsidiary Guarantor named below covenant and agree with the Trustee as follows:

1. Lava Records, LLC shall become a Subsidiary Guarantor as of the date of this Third Supplemental Indenture by execution and delivery of this Third Supplemental Indenture.

2. The Indenture, as supplemented and amended by this Third Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture and this Third Supplemental Indenture shall be read, taken and construed as one and the same instrument.

3. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Third Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

4. All covenants and agreements in this Third Supplemental Indenture by the Company and the Subsidiary Guarantor shall bind their respective successors and assigns, whether so expressed or not.

5. In case any provision in this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6. Nothing in this Third Supplemental Indenture, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders any benefit or any legal or equitable right, remedy or claim under this Third Supplemental Indenture.

7. THIS THIRD SUPPLEMENTAL INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. All terms used in this Third Supplemental Indenture not otherwise defined herein that are defined in the Indenture shall have the meanings set forth therein.

9. This Third Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

10. The recitals contained herein shall be taken as statements of the Issuer and the Subsidiary Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of the Indenture, this Third Supplemental Indenture or of the Notes and shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

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IN WITNESS WHEREOF, the parties have executed this Third Supplemental Indenture as of the date first written above.

WMG ACQUISITION CORP.

By:	/s/ Paul Robinson
Name:	Paul Robinson
Title:	SVP & Deputy General Counsel

LAVA RECORDS LLC

By:	/s/ Paul Robinson
Name:	Paul Robinson
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Jeffery Rose
Name:	Jeffery Rose
Title:	Vice President